MET INVESTORS SERIES TRUST

Supplement Dated November 22, 2010

to the

Summary Prospectus and Prospectus Dated May 1, 2010

LEGG MASON VALUE EQUITY PORTFOLIO

On November 10, 2010, the Board of Trustees of the Met Investors Series Trust (the “Trust”) approved a proposal to reorganize the Legg Mason Value Equity Portfolio (“Value Equity Portfolio”) into the Legg Mason ClearBridge Aggressive Growth Portfolio (“Aggressive Growth Portfolio”), both series of the Trust. The reorganization is subject to, among other conditions, approval by shareholders of the Value Equity Portfolio. If the shareholders of the Value Equity Portfolio approve the proposal, the Value Equity Portfolio will transfer all of its assets and liabilities to the Aggressive Growth Portfolio in exchange for shares of the Aggressive Growth Portfolio and the Value Equity Portfolio shareholders will receive shares of Aggressive Growth Portfolio in exchange for their Value Equity Portfolio shares. If approved, the reorganization is proposed to take place on or about May 2, 2011.